UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2006

eMERGE INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29037	65-0534535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10305 102nd Terrace Sebastian, FL	32958
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 581-9700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 16, 2006, eMerge Interactive, Inc., a Delaware corporation (“eMerge”), eMerge Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”), PRIME BioSolutions, LLC, a Delaware limited liability company (“PRIME”), and Prime BioShield, L.L.C., a Nebraska limited liability company, entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which PRIME will be merged with and into Merger Sub, with Merger Sub being the surviving entity.

Concurrently with the execution of the Merger Agreement, on October 16, 2006, eMerge executed a $1.5 million revolving loan agreement, promissory note and security agreement (the “Bridge Loan”) in favor of The Biegert Family Irrevocable Trust, Dated June 11, 1998 (the “Biegert Trust”). On December 5, 2006, eMerge borrowed $1.5 million in accordance with the terms of the Bridge Loan.

The Bridge Loan permits eMerge to borrow up to $1.5 million, which may be repaid and re-borrowed at any time until the earlier of (i) the termination or closing of the Merger Agreement or (ii) April 1, 2007, at which time, any amounts borrowed must be repaid. The Bridge Loan is secured by all of eMerge’s assets used in its Animal Information Solutions, or CattleLog, business segment (the “Secured Assets”). The Biegert Trust beneficially owns approximately 18% of the outstanding shares of eMerge common stock. A copy of the Bridge Loan is incorporated herein by reference as Exhibit 10.1. The description of the Bridge Loan set forth above is qualified in its entirety by reference to Exhibit 10.1.

Completion of the merger with PRIME is conditioned upon the receipt of commitments from new investors to invest at least $70 million of initial equity capital in the combined company, approval by eMerge’s stockholders and other customary closing conditions. The purpose of the Bridge Loan is to provide eMerge with liquidity to maintain its operations through the closing of the proposed merger. However, there can be no assurance that the Bridge Loan will provide eMerge with sufficient liquidity to complete the proposed merger with PRIME. If eMerge is unable to complete the proposed merger, eMerge likely will not have the liquidity to continue pursuing its long-term business plan, and may not have the liquidity to repay the Bridge Loan. Accordingly, if eMerge is unable to complete the proposed merger, eMerge will need to implement an alternative merger or sale transaction for all or part of its business or implement a liquidation of eMerge and the Biegert Trust may receive the Secured Assets in full or partial satisfaction of the Bridge Loan, in which events stockholders may receive little or no value and which events eMerge may not have the liquidity to implement.

Important Information

eMerge Interactive, Inc. plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement (the “Merger Proxy Statement”) in connection with the special meeting of eMerge stockholders that will be held to consider the proposed merger and related transactions involving eMerge, PRIME BioShield, L.L.C., PRIME BioSolutions, LLC and eMerge Merger Sub, LLC and may file other documents regarding the proposed transactions with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE MERGER PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY

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IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. When available, security holders may obtain a free copy of the Merger Proxy Statement and other documents that eMerge files with the SEC at the SEC’s website at www.sec.gov. The Merger Proxy Statement and these other documents may also be obtained free of charge from eMerge by directing a request to eMerge Interactive, Inc., Attention: Investor Relations, 10305 102nd Terrace, Sebastian, FL 32958.

Neither (i) the shares of eMerge common stock to be issued to the sole member of PRIME in this transaction nor (ii) the securities of eMerge to be issued to new investors in this transaction, have been registered under the Securities Act of 1933, as amended, or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to purchase securities. Neither the SEC nor any state securities commission has approved or disapproved of the securities described in this report or passed upon the accuracy or adequacy of the information contained in this report, or endorsed the merits of the report.

Certain Information Regarding Participants

eMerge, its directors and named executive officers may be deemed to be participants in the solicitation of eMerge’s security holders in connection with the special meeting of eMerge stockholders that will be held to consider the proposed merger and related transactions. Security holders may obtain information regarding the names, affiliations and interests of such individuals in eMerge’s annual report on Form 10-K for the year ended December 31, 2005, and its proxy statement dated April 21, 2006, each of which is filed with the SEC. Additional information regarding such individuals will be included in the Merger Proxy Statement. To the extent holdings of eMerge’s securities have changed since the amounts printed in the proxy statement dated April 21, 2006, such changes have been reflected on Forms 3, 4 and 5 filed with the SEC and will be reflected in the Merger Proxy Statement.

Forward-Looking Statements

Certain statements in this current report on Form 8-K are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the benefits of the proposed merger and related transactions involving eMerge Interactive, Inc., PRIME BioShield, L.L.C., PRIME BioSolutions, LLC and eMerge Merger Sub, LLC (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of PRIME or eMerge. The forward-looking statements are also based on various operating assumptions regarding, among other things, overhead costs and employment levels that may not be realized. Caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from expectations or projections. PRIME and eMerge do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to matters discussed in this report.

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The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the businesses of PRIME and eMerge may not be integrated successfully or such integration may be difficult, time-consuming or more costly than expected; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and stockholder approvals of the Merger, and the ability to complete the Merger on the expected timeframe; changes in or elimination of laws, tariffs, trade or other controls or enforcement practices (such as: national, state or local energy policies; Federal ethanol tax incentives; regulation currently under consideration pursuant to the passage of the Energy Policy Act of 2005, which contains a renewable fuel standard and other legislation mandating the usage of ethanol or other oxygenate additives; state and federal regulations restricting or banning the use of Methyl Tertiary Butyl Ether; and environmental laws and regulations and the enforcement thereof); changes in weather and general economic conditions; overcapacity within the ethanol and petroleum refining industries; total United States consumption of gasoline; availability and costs of products, raw materials and supplies, particularly corn, coal and natural gas; labor relations; fluctuations in petroleum prices; failure to comply with applicable laws and regulations; ability to generate free cash flow to invest in the business and service indebtedness and preferred stock preferences; limitations and restrictions contained in instruments and agreements governing indebtedness and preferred stock; ability to raise additional capital and secure additional financing; ability to retain key employees; liability resulting from actual or potential future litigation; plant shutdowns or disruptions at proposed plants; the rate of adoption of products and services; ability to grow revenue and margins; ability to implement business and expansion strategies; competition and the impact of competition on pricing; general economic conditions; availability and prices of livestock; livestock costs; product pricing; operating efficiencies; the cost of compliance with environmental and health standards; and actions of domestic and foreign governments.

These and other factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth from time to time in eMerge’s public filings with the SEC and public statements by PRIME and eMerge. Readers of this report are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.

Item 8.01 Other Events.

Everything included in Item 2.03 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Revolving Loan Agreement, Promissory Note and Security Agreement, dated as of October 16, 2006, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998 (filed as Exhibit 10.1 to the registrant’s current report on Form 8-K dated October 20, 2006, and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 7, 2006

eMerge Interactive, Inc.

By:	/s/ SUSAN D. MERMER
Susan D. Mermer
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.:	Description:
10.1	Revolving Loan Agreement, Promissory Note and Security Agreement, dated as of October 16, 2006, by and between eMerge Interactive, Inc. and The Biegert Family Irrevocable Trust, Dated June 11, 1998 (filed as Exhibit 10.1 to the registrant’s current report on Form 8-K dated October 20, 2006, and incorporated herein by reference).